UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2014

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois 60062

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 400-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 22, 2014, Nanosphere, Inc. (the “Company”) (Nasdaq: NSPH) announced that it has priced its previously announced underwritten public offering of 40,000,000 shares of its common stock at a public offering price of $0.50 per share. In connection with the offering, the Company has also granted the underwriters a 30-day option to purchase up to an additional 6,000,000 shares of common stock to cover over-allotments, if any. As part of the fee payable to the underwriters in connection with the offering, the Company will issue 400,000 shares of common stock to the underwriters, plus up to an additional 60,000 shares of common stock in the event that the underwriters exercise their over-allotment option. Chardan Capital Markets, LLC is acting as the sole book-running manager for the offering.

Net proceeds from the sale of the shares of common stock after underwriting discounts and commissions and other offering expenses are expected to be approximately $18.4 million. If the underwriters exercise their over-allotment option in full, net proceeds from the offering will be approximately $21.2 million. The offering is subject to customary closing conditions and is expected to close on Monday, October 27, 2014.

The Company plans to use the net proceeds from the offering for general corporate purposes and working capital.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Nanosphere, Inc. dated October 22, 2014.

The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits” of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

Dated: October 22, 2014	By:	/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr. Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Nanosphere, Inc. dated October 22, 2014.

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